SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

      Filed by the Registrant [X]

      Filed by a Party other than the Registrant [ ]

      Check the appropriate box:

[ ] Preliminary Proxy Statement	[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

      [X] Definitive Proxy Statement

      [ ] Definitive Additional Materials

      [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Antex Biologics Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      [X] No fee required.

      [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

      (2) Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      (4) Proposed maximum aggregate value of transaction:

      (5) Total fee paid:

      [ ] Fee paid previously with preliminary materials.

      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1) Amount previously paid:

      (2) Form, schedule or registration statement no.:

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ANTEX BIOLOGICS INC.

300 Professional Drive
Gaithersburg, Maryland 20879

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 18, 2002

      The Annual Meeting of Stockholders of Antex Biologics Inc. (the “Company”) will be held on Wednesday, June 18, 2002, at 10:00 a.m. local time, at the Courtyard by Marriott Gaithersburg, 805 Russell Avenue, Gaithersburg, Maryland, for the following purposes.

1.	To reelect Robert L. Curry to the Board of Directors to serve as a Class I director for a three-year term;

2.	To ratify the appointment of Richard A. Eisner & Company, LLP as the independent public accountants to audit the Company’s accounts for the fiscal year ending December 31, 2002; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 22, 2002 as the record date for determining stockholders entitled to notice of and to vote at the meeting. A complete list of stockholders entitled to vote at the meeting will be open to examination by stockholders for any purpose germane to the meeting during normal business hours at the Company’s offices at 300 Professional Drive, Gaithersburg, Maryland 20879.

By Order of the Board of Directors

JEFFREY V. PIRONE
Secretary

April 26, 2002

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO ASSURE THE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

Antex Biologics Inc.

300 Professional Drive
Gaithersburg, Maryland 20879

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To be Held

June 18, 2002

      This Proxy Statement is furnished to the stockholders of Antex Biologics Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of proxies for use at the Annual Meeting of Stockholders of the Company to be held on June 18, 2002, and any adjournment or adjournments thereof. A copy of the notice of meeting accompanies this Proxy Statement. It is anticipated that the mailing of this Proxy Statement and enclosed form of proxy will commence on or about April 26, 2002.

      Only stockholders of record at the close of business on April 22, 2002, the record date for the meeting, will be entitled to notice of and to vote at the meeting. On the record date, the Company had issued and outstanding 12,304,856 shares of Common Stock, which are the only securities of the Company entitled to vote at the meeting. Each outstanding share of Common Stock is entitled to one vote.

      A quorum for the meeting requires the presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock. Assuming a quorum is present, the Company will submit to a vote of the stockholders a proposal to elect a director and a proposal to ratify the appointment of Richard A. Eisner & Company, LLP as the independent public accountants to audit the Company’s accounts for the year ending December 31, 2002. The director will be elected by a plurality of the votes cast by stockholders present or represented and entitled to vote at the meeting. The affirmative vote of the holders of at least a majority of the issued and outstanding shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for the ratification of the appointment of the auditors.

      Abstentions will have no effect on the outcome of the vote for the election of the directors. For purposes of a vote for the ratification of the appointment of auditors for the current fiscal year, shares as to which a holder abstains from voting effectively constitute “no” votes since such shares nevertheless are considered present at the meeting. Shares held in “street name” by a broker or nominee who has indicated the absence of discretionary authority to vote such shares (a “broker non-vote”) are not counted as shares entitled to vote on such matter.

      A stockholder who executes a proxy may revoke it by giving written notice to the Secretary of the Company at any time before the proxy is voted. Attendance at the meeting will not have the effect of revoking a proxy unless the stockholder notifies the Secretary of the meeting in writing prior to the voting of the proxy.

      The Board of Directors does not know of any matter, other than those described herein, that is expected to be presented for consideration at the meeting. However, if other matters properly come before the meeting, the persons named in the accompanying proxy intend to vote the shares represented by such proxy on any such matter in accordance with their best judgment. All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld. If no instructions are given, the persons named in the enclosed proxy intend to vote for Mr. Curry for reelection as a director as set forth below, and for the ratification of the auditors.

      The Company will bear the cost of soliciting proxies, including the cost of mailing the proxy material, and will reimburse banks, brokers and other custodial nominees and fiduciaries for the costs of supplying the proxy material to beneficial owners of the Common Stock. Directors, officers, and regular employees of the Company (who will not be specifically compensated for such service) also may solicit proxies in person, by telephone or by electronic transmission.

      The 2001 Annual Report to Stockholders is enclosed herewith. The Annual Report, which includes financial statements, does not form any part of the proxy solicitation materials.

VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS

      The following table sets forth certain information as of February 22, 2002 regarding the beneficial ownership of the Company’s Common Stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group. The persons named in the table below have advised the Company that they have sole voting power and sole investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as otherwise indicated.

	Number of Shares
	of Common Stock		Percentage
	Beneficially		of
Name and Address(1)	Owned(2)		Class(2)

Harbor Trust	1,906,582	(3)	15.58%
418 I Street New York, New York 11230

GlaxoSmithKline Biologicals Manufacturing s.a.	1,390,392	(4)	11.36%
Rue de L’Institut 89
B-1330 Rixensart, Belgium

First Lincoln Holdings, Inc.	909,090	(5)	7.16%
1001 Jefferson Plaza, Suite 200
Wilmington, Delaware 19801

CHL Medical Partners, L.P.	726,060	(6)	5.74%
1055 Washington Boulevard Stamford, Connecticut 06901

V. M. Esposito	766,243	(7)(8)	6.26%

Charles J. Coulter	51,359	(9)	*

Robert L. Curry	26,388	(10)	*

Donald G. Stark	55,102	(9)	*

Jeffrey V. Pirone	47,500	(11)	*

W. James Jackson	80,938	(10)	*

Alan Liss	21,875	(10)	*

Kyle W. Keese	34,375	(10)	*

All directors and executive officers (8 persons in group)	1,083,780	(12)	8.86%

*	Less than 1%.

(1)	The address for all of the named individuals is c/o Antex Biologics Inc., 300 Professional Drive, Gaithersburg, MD 20879, unless otherwise indicated.

(2)	Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individuals or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person or group shown in the table.

(3)	The number of shares of Common Stock shown as beneficially owned is based solely on the Company’s knowledge of transactions between the Company and Harbor Trust.

(4)	Based on information contained in Amendment No. 2 to a Schedule 13D, dated June 9, 2000, filed with the Securities and Exchange Commission by GlaxoSmithKline Biologicals Manufacturing s.a. (“GSK Bio”) and on subsequent written advice furnished to the Company by GSK Bio. See “Certain Relationships and Related Party Transactions.”

(5)	The number of shares of Common Stock shown as beneficially owned is based solely on information contained in a Schedule 13G, dated March 23, 2000, filed by First Lincoln Holdings, Inc. (“FLH”) and the Company’s knowledge of transactions between the Company and FLH. Includes 454,545 shares of Common Stock issuable upon the exercise of immediately exercisable warrants.

(6)	The number of shares of Common Stock shown as beneficially owned is based solely on information contained in a Schedule 13G, dated March 23, 2000, filed by CHL Medical Partners, L.P. (“CHL”) and on the Company’s knowledge of transactions between the Company and CHL. Includes 423,030 shares of Common Stock issuable upon the exercise of immediately exercisable warrants.

(7)	Includes 754,250 shares issuable upon the exercise of options.

(8)	Includes 4,000 shares owned by a trust of which Dr. Esposito’s wife is sole trustee and as to which he disclaims beneficial ownership.

(9)	Includes 47,959 shares issuable upon the exercise of options.

(10)	Consists solely of shares issuable upon the exercise of options.

(11)	Includes 37,500 shares issuable upon the exercise of options.

(12)	Includes 1,051,244 shares issuable upon the exercise of options.

ITEM 1.

ELECTION OF DIRECTOR

      The Board of Directors of the Company is divided into three classes, which are required to be as nearly equal in size as possible. Directors are elected for three-year terms. At the 1999 Annual Meeting, Robert L. Curry was reelected as a Class I director (term to expire at the 2002 Annual Meeting). At the 2000 Annual Meeting, Donald G. Stark was reelected as a Class II director (term to expire at the 2003 Annual Meeting). At the 2001 Annual Meeting, Charles J. Coulter and V. M. Esposito, Ph.D. were reelected as Class III directors (terms to expire at the 2004 Annual Meeting). At the 2002 Annual Meeting, the stockholders will elect a Class I director, for a term to expire at the 2005 Annual Meeting.

      The Board of Directors has nominated Robert L. Curry for reelection as a Class I director. Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for the nominee will be voted (unless the nominee is unable or unwilling to serve) for the election of the nominee as a Class I director. The Board of Directors knows of no reason why the nominee will be unable or unwilling to serve, but if this should be the case, the persons named in the proxy will have the authority to vote the proxies received for the election of a replacement nominee selected by the Board of Directors.

Nominee, Continuing Directors and Executive Officers

      The names of the nominee for election as a director, each continuing director, and each executive officer, and each such individual’s age, positions and offices held with the Company, years of service as a director, if applicable, principal occupation and business experience during the past five years, and any certain other directorships held is set forth below. The following descriptions are based on information provided by such persons.

      V. M. ESPOSITO, PH.D., age 61, has served as Chief Executive Officer and a director of the Company since May 1992. From May 1992 until July 31, 2000, and again from October 3, 2001 until present, he also held the position of President of the Company. In July 1992, Dr. Esposito was elected Chairman of the Board of Directors. From April 1987 until joining the Company, Dr. Esposito was the founder and served as the President and Chief Executive Officer of Theracel Corporation, a privately owned biotechnology company.

      CHARLES J. COULTER, age 76, has been a director of the Company since October 1992. Mr. Coulter was President of American Research and Development, a venture capital organization, from 1973 until his retirement in June 1992.

      ROBERT L. CURRY, age 69, has been a director of the Company since March 1999. From January 1999 until his retirement in March 2001, Mr. Curry was Chairman of MPE Communications, a division of McCann Ericson Health Care, a division of Inter Public Group (IPG). From 1981 to December 1998, Mr. Curry was Chairman and CEO of MPE Communications Inc., a privately held health care education company. Mr. Curry also retired in March 2001 as a Director and the Chief Executive Officer of Curry, Martin, and Schiaveli, Inc., another division of McCann Ericson Health Care.

      DONALD G. STARK, age 75, has been a director of the Company since October 1992. From September 1987 until his retirement in September 1992, Mr. Stark served as the Vice-Chairman of the Board of Nova Pharmaceutical Corporation.

      JEFFREY V. PIRONE, age 41, has served as Executive Vice President and Chief Financial Officer, Treasurer and Secretary of the Company since August 2001. From August 2000 until joining the Company, Mr. Pirone was an independent consultant, providing financial advisory services. From August 1991 until July 2000, Mr. Pirone held various financial positions at Orbital Sciences Corporation, including Executive Vice President and Chief Financial Officer from March 1996 until July 2000.

      W. JAMES JACKSON, PH.D., age 47, has served as Vice President, Research of the Company since November 2000. Prior to being promoted to that position, Dr. Jackson had been Director, Molecular Biology of the Company since March 1994. Before joining the Company, he was a Senior Research Molecular Biologist at W. R. Grace & Co.

      ALAN LISS, PH.D., age 54, has served as Vice President, Product Development of the Company since May 2001. From July 2000 until joining the Company, Dr. Liss was Director of Quality Assurance and Quality Control at Wyeth Ayerst, a division of American Home Products. From September 1996 until July 2000, Dr. Liss was Senior Director of Quality Assurance at Aventis Bio-Services.

      KYLE W. KEESE, age 40, has served as Vice President, Business Development of the Company since March 2001. From 1994 to February 2001, Mr. Keese held various positions at IGEN International, Inc. including the position of Director, Business Development. Prior to joining IGEN, he held various positions at Abbott Laboratories.

      The Compensation Committee of the Board of Directors reviews and makes recommendations to the Board on matters relating to employee compensation and benefits, determines the compensation of the officers and other key employees, and administers the Stock Option Plan. The current members are Charles J. Coulter, Robert L. Curry (Chair) and Donald G. Stark. The Company does not have a nominating committee. During 2001, the Compensation Committee met five times.

      The Audit Committee of the Board of Directors, currently consisting of Charles J. Coulter (Chair), Robert L. Curry and Donald G. Stark, oversees the appointment and reappointment of independent auditors for the Company and addresses matters of accounting policy with such auditors. The Audit Committee also oversees management’s response to and implementation of accounting policy and practice recommendations. The Audit Committee is responsible for the reporting of significant events to the Board of Directors with respect to the above audit issues.

      The Audit Committee reviews the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The Audit Committee is responsible for overseeing the conduct of these activities by the Company’s management and independent auditors and reports to and acts on behalf of the Board of Directors. Each of the Audit Committee members satisfies the definition of independent director under the applicable rules of the American Stock Exchange. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee met twice during 2001.

Report of the Audit Committee

      The Audit Committee has reviewed the Company’s audited financial statements and discussed such statements with management. The Audit Committee has discussed with Richard A. Eisner & Company, LLP, the Company’s independent auditors for the fiscal year ended December 31, 2001, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees, as amended). The Audit Committee received from Richard A. Eisner & Company, LLP the written disclosures required by Independence Standards Board Standard No. 1 and discussed with Richard A. Eisner & Company, LLP its independence. Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year 2001 for filing with the U.S. Securities and Exchange Commission.

Charles J. Coulter, Chair
Robert L. Curry
Donald G. Stark

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that each of the Company’s directors and executive officers, and any beneficial owner of more than 10% of the Company’s Common Stock, file with the Securities and Exchange Commission (the “SEC”) initial reports of beneficial ownership of the Common Stock and reports of change in beneficial ownership of the Common Stock. Such persons also are required by SEC regulations to furnish the Company with copies of all such reports. Based solely on the Company’s review of the copies of such reports furnished to it for the year ended December 31, 2001, and on the written representations made by such persons that no other such reports are required, the Company is not aware of any noncompliance with Section 16(a) during 2001.

EXECUTIVE COMPENSATION

      The following table sets forth information for each of the Company’s last three fiscal years concerning the compensation earned by each of the Company’s executive officers whose compensation, consisting of salary and bonuses, exceeded $100,000 for the year ended December 31, 2001 (the “named executive officers”).

SUMMARY COMPENSATION TABLE

					Long-Term Compensation

		Annual
		Compensation			Awards		Payouts

						Securities
				Other	Restricted	Underlying
				Annual	Stock	Options/	LTIP	All Other
Name and Principal		Salary	Bonus	Compensation	Awards	SARs	Payouts	Compensation
Position	Year	($)	($)	($)	($)	(#)	($)	($)

V. M. Esposito	2001	400,015	—	—	—	250,000	—	—
President and Chief	2000	366,680	100,000	—	—	340,000	—	—
Executive Officer (1)	1999	350,000	—	—	—	100,000	—	9,215

W. J. Jackson	2001	143,339	—	—	—	190,000	—	—
Vice President,	2000	117,713	—	—	—	—	—	—
Research	1999	104,864	—	—	—	25,000	—	—

K. W. Keese	2001	137,204	—	—	—	170,000	—	—
Vice President, Business Development (2)

A. Liss, Vice	2001	109,379	—	—	—	125,000	—	—
President, Product Development (3)

Stephen N. Keith	2001	152,506	—	—	—	—	—	109,410 (5)
President and Chief	2000	84,106	—	—	—	120,000	—	—
Operating Officer (4)

(1)	Dr. Esposito was the Company’s President for all periods presented, except from July 2000 to October 2001 when Dr. Keith was President of the Company.

(2)	Mr. Keese joined the Company in March 2001.

(3)	Dr. Liss joined the Company in May 2001.

(4)	Dr. Keith joined the Company in July 2000 and resigned his position with the Company in September 2001.

(5)	Consists of a severance payment made to Dr. Keith in connection with his resignation.

      The following table sets forth individual grants of stock options to the named executive officers during the year ended December 31, 2001.

OPTION GRANTS IN 2001

		Percent of Total
		Options		Market Price per
	Number of Securities	Granted to		Share at Date
	Underlying Options	Employees in	Exercise Price	of Grant
Name	Granted (#)(1)(2)	Fiscal Year	($/Share)	($/Share)	Expiration Date

V. M. Esposito	250,000	16.65%	1.60	1.60	12/04/11

W. J. Jackson	40,000	2.66%	1.75	1.75	03/18/11
	150,000	9.99%	1.60	1.60	12/04/11

K. W. Keese	70,000	4.66%	2.00	2.00	03/11/11
	100,000	6.66%	1.60	1.60	12/04/11

A. Liss	50,000	3.33%	2.00	2.00	05/15/11
	75,000	4.99%	1.60	1.60	12/04/11

(1)	Options vest ratably on a monthly basis over the 48 months following date of grant.

(2)	S. N. Keith did not receive a grant of options in 2001.

     None of the named officers exercised stock options exercised during 2001. The following table sets forth information regarding the value of unexercised stock options held at December 31, 2001 by the named executive officers.

AGGREGATED OPTION EXERCISES IN 2001

AND YEAR-END OPTION VALUES

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-Money Options
	Shares Acquired		Options at Year-End (#)		At Fiscal Year End($)(1)
	on Exercise	Value	Exercisable (E)/		Exercisable (E)/
Name(2)	(#)	Realized ($)	Unexercisable (U)		Unexercisable (U)

V. M. Esposito	—	—	668,000	(E)	7,500	(E)
			530,000	(U)	2,500	(U)

W. J. Jackson	—	—	52,188	(E)	1,219	(E)
			197,813	(U)	281	(U)

A. Liss	—	—	6,250	(E)	—	(E)
			118,750	(U)	—	(U)

K. W. Keese	—	—	13,125	(E)	—	(E)
			156,875	(U)	—	(U)

(1)	Market value of securities underlying in-the-money options at the end of fiscal year 2001 (based on $1.55 per share, the closing sales price of the Common Stock at December 31, 2001), minus the exercise price.

(2)	S. N. Keith did not acquire shares or exercise in 2001 and had no options outstanding at December 31, 2001.

Compensation of Directors

      Only directors who are not employees of the Company are compensated for their services as directors. Each nonemployee director is paid an annual retainer of $10,000 as compensation for services. Additionally, each nonemployee director is paid $1,000 for each meeting of the Board of Directors that he attends and $500 for each meeting of a committee of the Board attended in person and held separately. Directors also are reimbursed for their expenses incurred in attending Board and committee meetings.

      Under the 1992 Directors’ Stock Option Plan (the “Directors’ Plan”), each member of the Board of Directors of the Company who is not an employee of the Company qualifies to participate in the Directors’ Plan. Upon initial election of the Board, a director is granted an option to purchase the number of shares of Common Stock equal to $20,000 ($10,000 if elected on or after the six-month anniversary of the most recent annual stockholders meeting) divided by the greater of the market price of the Common Stock on the date of grant and $0.50. At the time of reelection to serve or upon continuing to hold office for the following year, a director is granted an additional option to purchase the number of shares of Common Stock equal to $20,000 divided by the greater of the market price of the Common Stock on the date of the grant and $0.50. For directors who have served for at least three years, this basic annual grant is supplemented every third year by an additional grant of an option to purchase a number of shares of Common Stock equal to 150% of the number of shares covered by the basic grant. Vesting occurs quarterly in four equal installments over a period of one year following the date of grant. All stock options granted under the Directors’ Plan have a five-year term.

Employment Contracts

      Dr. Esposito entered into a five-year agreement with the Company that commenced January 1, 2001. The agreement requires Dr. Esposito to devote his entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by him during his employment. The agreement provides for an annual base salary of $400,000, subject to annual adjustment by the Board (provided that such base salary cannot be reduced by the Board). Dr. Esposito also is eligible to receive bonuses as determined by the Board. The agreement provides for termination by the Company on thirty-six months’ prior notice or without notice upon payment of severance equal to thirty-six months’ salary and any bonus to which he would have been entitled.

      Dr. Jackson entered into an agreement with the Company that commenced April 1, 1994 (as amended). Dr. Jackson’s agreement requires him to devote his entire business time to the Company. The agreement provides for an annual base salary subject to annual adjustment by the Board; Dr. Jackson’s base salary as of December 31, 2001 was $160,000.

      Dr. Liss and Messrs. Pirone and Keese entered into three-year agreements with the Company that commenced May 16, 2001, August 1, 2001 and March 12, 2001, respectively. The agreements require Dr. Liss and Messrs. Pirone and Keese to devote their entire business time to the Company, not to compete with the Company for a period of two years after termination of employment with the Company and to assign to the Company all rights to technology discovered by them during their employment. The agreements provided for an annual base salary of $175,000 for Dr. Liss and $200,000 and $170,000 for Messrs. Pirone and Keese, respectively, subject to annual adjustment by the Board. Dr. Liss and Messrs. Pirone and Keese are eligible to receive bonuses as determined by the Board. The agreements provide for termination by the Company on six months’ prior notice or without notice upon payment of severance equal to six months’ salary and any bonus to which they would have been entitled.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

GlaxoSmithKline

      The Company has a collaborative research and development arrangement with GlaxoSmithKline (“GSK”). As part of this arrangement, GSK has licensed from the Company various vaccine product candidates for certain infectious diseases. GSK must use commercially reasonable efforts to develop marketable products from these product candidates. Pursuant to this arrangement, GSK is responsible for:

•	conducting and funding clinical trials, manufacturing product, and marketing the licensed vaccines;

•	reimbursing the Company for expenses incurred in the prosecution and maintenance of the Company’s patents and patent applications pertaining to the licensed vaccines; and

•	making milestone payments and royalties to the Company as it progresses the licensed vaccines through development and into commercial production.

      Pursuant to provisions of the arrangement, GSK has paid the Company approximately $12,740,000 for research and development funding, patent prosecution and milestone achievements (including $200,848 in 2001), and for an equity interest in the Company consisting of common stock and stock purchase warrants. GSK exercised its warrants on a cashless basis in 2000.

      GSK has notified the Company that it believes it is entitled to warrants to purchase an additional 173,237 shares of Common Stock in consideration for a research and development payment made by GSK to the Company; the Company disputes this claim.

ITEM 2.

RATIFICATION OF APPOINTMENT OF AUDITORS

      Richard A. Eisner & Company, LLP has served as the Company’s independent auditors since July 2000 when the firm was selected by the Board of Directors to replace the firm of PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP resigned as the Company’s independent auditors in April 2000. The Audit Committee of the Board of Directors approved the change in auditors.

      At the time of PricewaterhouseCoopers LLP’s resignation as the Company’s independent auditors, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused PricewaterhouseCoopers LLP to refer to the matter in their audit report. Fees billed by Richard A. Eisner & Company, LLP in 2001 were as follows:

Audit Fees — $39,500;

Financial Information Systems Design and Implementation Fees — none; and

All Other Fees — $30,850.

      The Audit Committee has considered whether the provision by Richard A. Eisner & Company, LLP of the services referred to above other than audit services is compatible with maintaining that firm’s independence.

      The Board of Directors wishes to continue the services of Richard A. Eisner & Company, LLP for the current fiscal year. Accordingly, the Board recommends that the stockholders vote “FOR” the ratification of the appointment by the Board of Directors of the firm of Richard A. Eisner & Company, LLP as the Company’s auditors for 2002. A representative of Richard A. Eisner & Company, LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

STOCKHOLDER PROPOSALS

      In order to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2003 Annual Meeting, stockholder proposals intended to be presented at the 2003 Annual Meeting must be received by the Secretary of the Company on or before December 28, 2002, and must also meet the other requirements set forth in the rules of the Securities and Exchange Commission relating to such stockholder proposals. If notice of a proposal to be introduced at the 2003 Annual Meeting is received by the Company less than 45 days prior to the anniversary of the mailing date of this proxy statement, the persons named as proxies in the Company’s proxy material for the 2003 Annual Meeting will have the discretionary authority to vote on the matter in accordance with their best judgment without disclosure in the proxy statement of such matter or of how the proxy holders intend to exercise their discretionary voting authority.

By Order of the Board of Directors

JEFFREY V. PIRONE
Secretary

April 26, 2002

ANTEX BIOLOGICS INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned, revoking all prior proxies, hereby appoints V. M. Esposito, Jeffrey V. Pirone, or either of them, with full power of substitution, as proxies to represent and vote on my behalf at the Annual Meeting of Stockholders of Antex Biologics Inc. (the “Company”) to be held on June 18, 2002, and at any adjournment or adjournments thereof (the “Meeting”), all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side upon those matters, and in their discretion, upon such other matters as may come before the Meeting.

      Attendance of the undersigned at the Meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing or shall deliver a subsequently dated proxy to the Secretary of the Company or shall vote in person at the Meeting.

(To be Signed on Reverse Side)

A    [X] Please mark your
              vote as in this
              example.

		FOR	WITHHELD					For	Against	Abstain
1.	Election of Director	[ ]	[ ]	Nominee:	Robert L. Curry	2.	Ratification of Richard A. Eisner & Company, LLP as Independent Auditors	[ ]	[ ]	[ ]

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, a signed proxy will be voted “FOR” proposals 1 and 2.

SIGNATURE(S)_______________________________________ ________________________________ DATE ______________, 2002
                                                                                                                  SIGNATURE IF HELD JOINTLY

Note:	Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.